UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 5, 2012

MarineMax, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-14173	59-3496957
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

18167 U.S. Highway 19 North, Suite 300, Clearwater, Florida		33764
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	727-531-1700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On July 5, 2012, MarineMax, Inc. and its subsidiaries (collectively, the "Company") entered into an extension to its Inventory Financing Agreement (the "CGI Facility"), originally entered into on October 7, 2010, with CGI Finance, Inc., as extended on September 15, 2011.

This extension modifies the maturity date of the CGI Facility from August 31, 2012 to August 31, 2013. There are no other changes in this extension that materially modify the description of the CGI Facility provided in the Company’s previous filings with the Commission.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MarineMax, Inc.

July 9, 2012	By:	/s/ Kurt M. Frahn

Name: Kurt M. Frahn
Title: Vice President of Finance, Chief Accounting Officer and Treasurer